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                                                                Exhibit 4.1

                            SEE LEGENDS ON REVERSE

                    Incorporated Under the Laws of the State
                        of Delaware on December 18, 1987

              NUMBER                                       SHARES

                      NAVIGATION TECHNOLOGIES CORPORATION


This Certifies that _______________________________ is the registered holder of ______________________________ Shares of the Common Stock of Navigation Technologies Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________________ day of _______________ A.D. ____


         _____________________                    ____________________
              Secretary                                 President
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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR
ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

For Value Received, _____ hereby sell, assign and transfer unto ____________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _____________________    _____

          In presence of

_________________________          __________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.